Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). All intercompany balances and transactions have been eliminated.

As discussed in Note 1 — Business Organization, Carvana Group is considered a VIE and Carvana Co. consolidates its financial results due to the determination that it is the primary beneficiary. The Company reviews subsidiaries and affiliates, as well as other entities, to determine if they should be considered a variable interest entity, and whether it should change the consolidation determinations based on changes in its characteristics. The Company considers an entity a VIE if its equity investors own an interest therein that lacks the characteristics of a controlling financial interest or if such investors do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support or if the entity is structured with non-substantive voting interests. To determine whether or not the entity is consolidated with the Company’s results, the Company also evaluates which interests are variable interests in the VIE and which party is the primary beneficiary of the VIE.

Liquidity

The accompanying consolidated financial statements of the Company have been prepared in conformity with U.S. GAAP, which contemplate continuation of the Company as a going concern. The Company has incurred losses each year from inception through December 31, 2017, and expects to incur additional losses in the future. As the Company continues to rapidly fund growth into new markets, fund construction of vending machines and enhance technology and software development efforts, it needs access to substantial capital. From inception, the Company has funded operations through the sale of Class A Units, its IPO completed on May 3, 2017 for net proceeds of approximately $205.8 million, its issuance of Class A Convertible Preferred Stock on December 5, 2017 for net proceeds of approximately $98.5 million, the sale of Class C Redeemable Preferred Units, capital contributions from DriveTime and short-term funding from the Company’s majority owner. The Company has historically funded vehicle inventory purchases through its Floor Plan Facility and had approximately $26.2 million available under the Floor Plan Facility to fund future vehicle inventory purchases as of December 31, 2017. Beginning January 1, 2018, the Floor Plan Facility capacity will increase to $350.0 million to allow for more vehicle inventory purchases, as described further in Note 7 — Debt Instruments. Further, the Company plans to increase the amount and maturity date of financing available to purchase vehicle inventory within the next year by amending its existing Floor Plan Facility or by entering into a new agreement. The Company has also funded some of its capital expenditures through long-term financing with third parties as described in further detail in Note 7 — Debt Instruments. The Company has historically entered into various agreements under which it sells the finance receivables it originates to third parties. As of December 31, 2017, the Company sells finance receivables under multiple agreements, all of which expire in November 2018. The Company plans to extend or enter into new agreements to sell its finance receivables to third parties within the next year. Management believes that current working capital and expected continued inventory and capital expenditure financing is sufficient to fund operations for at least one year from the financial statement issuance date.

Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions. Certain accounting estimates involve significant judgments, assumptions and estimates by management that have a material impact on the carrying value of certain assets and liabilities, disclosures of contingent liabilities and the reported amounts of revenues and expenses during the reporting period, which management considers to be critical accounting estimates. The judgments, assumptions and estimates used by management are based on historical experience, management’s experience and other factors, which are believed to be reasonable under the circumstances. Because of the nature of the judgments and assumptions made by management, actual results could differ materially from these judgments and estimates, which could have a material impact on the carrying values of the Company’s assets and liabilities and the results of operations.

Comprehensive Loss

During the years ended December 31, 2017, 2016 and 2015, the Company did not have any other comprehensive income and, therefore, the net loss and comprehensive loss were the same for all periods presented.

Cash and Cash Equivalents

The Company has cash deposits and cash equivalents deposited in or managed by major financial institutions. Cash equivalents include highly liquid investment instruments with original maturities of three months or less, and consist primarily of money market funds. At times the related amounts are in excess of the amounts insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses with these financial institutions and does not believe it represents significant credit risk.

Restricted Cash

The restricted cash includes the deposit required under the Company's Floor Plan Facility, which is 5% of the outstanding floor plan facility principal balance, as explained in Note 7 — Debt Instruments and amounts held as restricted cash as required under letter of credit agreements, as explained in Note 13 — Commitments and Contingencies.

Accounts Receivable, Net

Accounts receivable, net of an allowance for doubtful accounts, includes certain amounts due from third party finance providers and customers. The allowance for doubtful accounts is estimated based upon historical experience, current economic conditions and other factors and is evaluated periodically. The allowance for doubtful accounts was approximately $0.4 million and $0.6 million as of December 31, 2017 and 2016, respectively.

Finance Receivables Held for Sale, Net

Finance receivables include vehicle loans the Company originates to facilitate vehicle sales. The Company classifies these receivables as held for sale, as it does not intend to hold the finance receivables it originates to maturity. The Company typically sells the finance receivables it originates, as explained in Note 5 — Related Party Transactions and Note 6 — Finance Receivable Sale Agreements. The Company records a valuation allowance to report finance receivables at the lower of unpaid principal balance or fair value. To determine the fair value of finance receivables the Company utilizes industry-standard modeling, such as discounted cash flow analysis, factoring in the Company’s historical experience, the credit quality of the underlying receivables, loss trends and recovery rates, as well as the overall economic environment. For purposes of determining the valuation allowance, finance receivables are evaluated collectively to determine the allowance as they represent a large group of smaller-balance homogeneous loans. The allowance was approximately $0.9 million and $0.2 million as of December 31, 2017 and 2016, respectively. Principal balances of finance receivables are charged-off when the Company is unable to sell the finance receivable and the related vehicle has been repossessed and liquidated or the receivable has otherwise been deemed uncollectible.

The Company has made certain representations related to the sales of finance receivables. Any significant estimated post-sale obligations or contingent obligations to the purchaser of the loans would be accrued if probable and estimable in accordance with ASC 450, Contingencies. Any such obligations are considered in the Company's determination of the accounting for the transfers of the finance receivables under ASC Topic 860, Transfers and Servicing of Financial Assets.

Vehicle Inventory

Vehicle inventory consists of used vehicles, primarily acquired at auction. Direct and indirect vehicle reconditioning costs including parts and labor, inbound transportation costs and other incremental costs are capitalized as a component of inventory. Inventory is stated at the lower of cost or net realizable value. Vehicle inventory cost is determined by specific identification. Net realizable value is the estimated selling price less costs to complete, dispose and transport the vehicles. Selling prices are derived from historical data and trends, such as sales price and inventory turn times of similar vehicles, as well as independent, market resources. Each reporting period the Company recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales in the accompanying consolidated statements of operations.

Property and Equipment

Property and equipment consists of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment and is stated at cost less accumulated depreciation and amortization. Repairs and maintenance costs that extend the life or utility of an asset are also capitalized. Ordinary repairs and maintenance are charged to expense as incurred. Costs incurred during construction are capitalized as construction in progress and reclassified to the appropriate fixed asset categories when the project is completed. In addition, interest on borrowings during the active construction period of construction projects is capitalized and depreciated over the estimated useful lives of the related assets. Costs incurred during the preliminary project planning phase are charged to expense as incurred.

The Company capitalizes direct costs of materials and services consumed in developing or obtaining internal use software. The Company also capitalizes payroll and payroll-related costs for employees who are directly associated with and who devote time to the development of software products for internal use, to the extent of the time spent directly on the project. Capitalization of costs begins during the application development stage and ends when the software is available for general use. Costs incurred during the preliminary project and post-implementation stages are charged to expense as incurred.

Depreciation and amortization are computed using the straight-line method over the lesser of the remaining lease term or the following estimated useful lives:

Buildings and improvements	5-30 years
Transportation fleet equipment	3-8 years
Software	3 years
Furniture, fixtures and equipment	3-5 years

Management reviews long-lived assets for impairment when events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. The Company compares the sum of estimated undiscounted future cash flows expected to result from the use of the asset to the carrying value of the asset. When the carrying value of the asset exceeds its estimated undiscounted future cash flows, the Company recognizes an impairment charge for the amount by the which the carrying value of the asset exceeds the fair value of the asset. The Company recorded no impairment charges during the years ended December 31, 2017, 2016 and 2015. See Note 3 — Property and Equipment, Net for additional information on property and equipment.

Finance Leases

The Company finances certain purchases and construction of its property and equipment through various sale and leaseback transactions that do not qualify for sale accounting due to forms of continuing involvement. Accordingly, the Company records the assets subject to these transactions within property and equipment and the sales proceeds as finance leases within long-term debt in the accompanying consolidated balance sheets. Required monthly payments, less the portion considered to be interest expense, reduce the corresponding liabilities. See Note 7 — Debt Instruments for additional information on finance leases.

Other Current Assets

Other current assets consist of various items, including, among other items, software licenses and subscriptions, prepaid expenses, debt issuance costs on revolving debt instruments, deposits and commitment fees related to the Company's finance receivable sale agreements.

Other Assets

Other assets consist of various items, including, among other items, the purchase price adjustment receivable based on the performance of the Company's finance receivables, deposits and debt issuance costs on revolving debt instruments.

Accrued Liabilities

Accrued liabilities consist of various items payable within one year including, among other items, accruals for capital expenditures, sales tax, compensation and benefits, vehicle licenses and fees, inventory costs and advertising expenses.

Other Liabilities

Other liabilities consist of various items payable beyond one year including, among other items, the long-term portion of deferred rent. Other liabilities also include items to be recognized beyond one year including the long-term portion of the tenant improvement allowance associated with the Company's corporate headquarters.

Revenue Recognition

Revenue consists of used vehicle sales, wholesale vehicle sales and other sales and revenues. The Company recognizes revenue when the earnings process is complete.

Used Vehicle Sales

The Company sells used vehicles directly to its customers through its website. Revenue from used vehicle sales is recognized upon delivery, when the sales contract is signed and the purchase price has been received or financing has been arranged. Used vehicle sales revenue is recognized net of a reserve for returns, which is estimated using historical experience and trends. Revenues exclude any sales taxes that are collected from customers.

Wholesale Vehicle Sales

The Company sells vehicles to wholesalers. These vehicles sold to wholesalers are primarily acquired from customers who trade-in their existing vehicles that do not meet the Company’s quality standards to list and sell through its website. Revenue from wholesale vehicle sales is recognized when the vehicle is sold at auction or directly to a wholesaler.

Other Sales and Revenues

Other sales and revenues include commissions on vehicle service contracts (“VSCs”), gains on the sales of finance receivables, GAP waiver coverage, interest income received on finance receivables prior to selling them to investors and delivery fee revenues charged to customers taking delivery of purchased used vehicles outside the Company’s free delivery area.

The Company sells and receives a commission on VSCs. Prior to December 9, 2016, the VSCs were sold and administered by third parties. On December 9, 2016, the Company entered into a master dealer agreement with DriveTime, pursuant to which the Company sells VSCs that DriveTime administers and is the obligor. The Company recognizes commission revenue at the time of sale, net of a reserve for estimated contract cancellations. The reserve for cancellations is estimated based upon historical experience and recent trends and is reflected as a reduction of other sales and revenues on the accompanying consolidated statements of operations and a component of accounts payable and accrued liabilities on the accompanying consolidated balance sheets.

The Company originates finance receivables to facilitate the sale of used vehicles and sells them to both third parties and, to a lesser extent, related parties. Any unsold finance receivables at the end of the reporting period are reported net of a valuation allowance as finance receivables held for sale on the accompanying consolidated balance sheets. Interest income is recognized on a cash basis when the Company receives periodic payments contractually due from customers prior to selling the underlying finance receivable.

The Company accounts for the sale of finance receivables in accordance with ASC Topic 860, Transfers and Servicing of Financial Assets. ASC 860 states that a transfer of an entire financial asset, a group of entire financial assets, or a participating interest in an entire financial asset in which the transferor surrenders control over those financial assets is accounted for as a sale only if all of the following conditions are met:

•The transferred financial assets have been isolated from the transferor — put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership.

•Each transferee has the right to pledge or exchange the assets (or beneficial interests) it received, and no condition both constrains the transferee (or third-party holder of its beneficial interests) from taking advantage of its right to pledge or exchange the asset and provides more than a trivial benefit to the transferor.

•The transferor, its consolidated affiliates included in the financial statements being presented or its agents do not maintain effective control over the transferred financial assets or third-party beneficial interests related to those transferred assets.

For the years ended December 31, 2017, 2016 and 2015, all transfers of finance receivables met the requirements for sale treatment. The Company records the gain or loss on the sale of a finance receivable upon cash receipt, in an amount equal to the net proceeds received less the carrying amount of the finance receivable.

Customers that finance their vehicle purchase with the Company may purchase GAP waiver coverage, which provides customers with the promise that whomever then holds the underlying finance receivable will not attempt collection of a loan balance that is in excess of the value of the financed vehicle in the event of a total loss. GAP waiver coverage is recognized over the period of protection, generally the term of the related finance receivable. Upon selling the finance receivable, the Company recognizes any remaining deferred revenue. DriveTime administers the GAP waiver coverage.

Cost of Sales

Cost of sales includes the cost to acquire used vehicles and direct and indirect vehicle reconditioning costs associated with preparing the vehicles for resale. Vehicle reconditioning costs include parts, labor, inbound transportation costs and other incremental overhead costs, which are allocated to inventory via specific identification and standard costing. Occupancy and labor costs incurred in connection with expanding production capacity are expensed as incurred as a component of selling, general and administrative expense. The Company has certain inventory that does not meet its specifications to sell to customers and disposes of this inventory through sales at auction or through other channels. The cost of these disposals are recorded on a net basis in cost of sales. Cost of sales also includes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value.

Selling, General and Administrative Expenses

Selling, general and administrative (“SG&A”) expenses primarily include compensation and benefits, advertising, depreciation expense, facilities costs, technology expenses, fulfillment and other administrative expenses, other than those related to reconditioning vehicles and inbound transportation.

Advertising Costs

Advertising production costs are expensed the first time the advertising takes place. All other advertising costs are expensed as incurred. Advertising expenses are included in SG&A expenses on the accompanying consolidated statements of operations. Advertising expense was approximately $55.7 million, $27.0 million and $10.7 million during the years ended December 31, 2017, 2016 and 2015, respectively.

Equity-Based Compensation

The Company classifies equity-based awards granted in exchange for services as either equity awards or liability awards. The classification of an award as either an equity award or a liability award is generally based upon cash settlement options. Equity awards are measured based on the fair value of the award at the grant date. Liability awards are re-measured to fair value each reporting period. Each reporting period, the Company recognizes the change in fair value of awards issued to non-employees as expense. The Company recognizes equity-based compensation on a straight-line basis over the award’s requisite service period, which is generally the vesting period of the award, less actual forfeitures. No compensation expense is recognized for awards for which participants do not render the requisite services. For equity and liability awards earned based on performance or upon occurrence of a contingent event, when and if the awards will be earned is estimated. If an award is not considered probable of being earned, no amount of equity-based compensation is recognized. If the award is deemed probable of being earned, related compensation expense is recorded over the estimated service period. To the extent the estimate of awards considered probable of being earned changes, the amount of equity-based compensation recognized will also change. See Note 10 — Equity-Based Compensation for additional information on equity-based compensation.

Shipping and Handling Fees and Costs

Transportation fees billed to customers that take delivery of the purchased used vehicle outside the Company’s free delivery area are a component of other sales and revenues in the accompanying consolidated statements of operations. Third party transportation costs related to these deliveries were approximately $1.2 million, $0.4 million and $0.2 million during the years ended December 31, 2017, 2016 and 2015, respectively, and are included in selling, general and administrative expenses in the accompanying consolidated statements of operations.

Defined Contribution Plan

The Company sponsors a qualified 401(k) retirement plan (defined contribution plan) for its employees. The plan covers substantially all employees having no less than 31 days of service, who have attained the age of 18 and work at least 1,000 hours per year. Participants may voluntarily contribute to the plan up to the maximum limits established by Internal Revenue Service regulations. The Company provides matching contributions of 40% on the first 6% of an employee’s contribution, which vests evenly over the employee’s initial five-year service period. Employer contributions to the plan, net of forfeitures, were approximately $0.7 million, $0.3 million and $0.1 million for the years ended December 31, 2017, 2016 and 2015, respectively. Employer contributions are included in selling, general and administrative expenses in the accompanying consolidated statements of operations.

Fair Value Measurements

The fair value of financial instruments is based on estimates using quoted market prices, discounted cash flows or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and the estimated timing and amount of future cash flows. Therefore, the estimates of fair value may differ substantially from amounts that ultimately may be realized or paid at settlement or maturity of the financial instruments, and those differences may be material. Accordingly, the aggregate fair value amounts presented may not represent the Company’s underlying institutional value.

The Company uses the three-tier hierarchy established by U.S. GAAP, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value to determine the fair value of its financial instruments. This hierarchy indicates to what extent the inputs used in the Company’s calculations are observable in the market. The different levels of the hierarchy are defined as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2:
Other than quoted prices that are observable in the market for the asset or liability, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or model-derived valuations or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3:	Inputs are unobservable and reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability.

See Note 14 — Fair Value of Financial Instruments for additional information.

Segments

Business segments are defined as components of an enterprise about which discrete financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing operating performance. Based on the way the Company manages its business, the Company has determined that it currently operates with one reportable segment. The chief operating decision maker focuses on consolidated results in assessing operating performance and allocating resources. Furthermore, the Company offers similar products and services and uses similar processes to sell those products and services to similar classes of customers throughout the United States (“U.S.”). All revenue is generated and all assets are held in the U.S. for all periods presented.

Income Taxes

The Company accounts for income taxes pursuant to the asset and liability method, which requires the recognition of deferred income tax assets and liabilities related to the expected future tax consequences arising from temporary differences between the carrying amounts and tax bases of assets and liabilities based on enacted statutory tax rates applicable to the periods in which the temporary differences are expected to reverse. Any effects of changes in income tax rates or laws are included in income tax expense in the period of enactment. The Company reduces the carrying amounts of deferred tax assets by a valuation allowance if, based on the evidence available, it is more likely than not that such assets will not be realized. In making the assessment under the more likely than not standard, appropriate consideration must be given to all positive and negative evidence related to the realization of the deferred tax assets. The assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carry forward periods by jurisdiction, the Company's experience with loss carryforwards not expiring unutilized and all tax planning alternatives that may be available. A valuation allowance is recognized if under applicable accounting standards the Company determines it is more likely than not that its deferred tax assets would not be realized. See Note 12 — Income Taxes for additional information.

Accounting Standards Issued But Not Yet Adopted

Since May 2014, the FASB has issued several accounting standards updates related to revenue recognition including ASC 606, Revenue from Contracts with Customers ("ASC 606"), which amends the guidance in ASC 605, Revenue Recognition ("ASC 605"), and provides a single, comprehensive revenue recognition model for all contracts with customers. ASC 606 contains principles that an entity will apply to determine the measurement of revenue and timing of when it is recognized. The entity will recognize revenue to reflect the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. ASC 606 addresses how entities should identify goods and services being provided to a customer, the unit of account for a principal versus agent assessment, how to evaluate whether a good or service is controlled before being transferred to a customer and how to assess whether an entity controls services performed by another party. ASC 606 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2017 with early adoption permitted. The Company will adopt ASC 606 for interim and annual periods beginning January 1, 2018 using the modified retrospective method.

The Company has evaluated the potential impacts of ASC 606 by gaining an understanding of the new standard, inventorying its revenue streams, analyzing and mapping contract features to revenue streams and considering the enhancement of disclosures related to revenue. Based on its evaluation, the Company has concluded that it will have similar performance obligations under ASC 606 as compared with deliverables and separate units of accounting identified under ASC 605. Adoption of ASC 606 will impact the presentation of vehicle inventory returns on its consolidated balance sheets by decreasing vehicle inventory and increasing other current assets by an immaterial amount. Based on its evaluation and the manner in which the Company recognizes revenue, the Company has concluded that the adoption of ASC 606 will not have a material impact on the amount or timing of its revenue recognition.

In June 2016, the FASB issued ASU 2016-13, Financial instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the guidance on the impairment of financial instruments by requiring measurement and recognition of expected credit losses for financial assets held. ASU 2016-13 is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019, and earlier adoption is permitted beginning in the first quarter of fiscal 2019. The Company is currently evaluating the impact on its consolidated financial statements, and plans to adopt this ASU for its fiscal year beginning January 1, 2020. Finance receivables originated in connection with the Company’s vehicle sales are held for sale and are sold to third parties and related parties. As a result, the Company does not presently hold any finance receivables until maturity and does not expect adoption of ASU 2016-13 to have a material impact on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows — Classification of Certain Receipts and Payments (“ASU 2016-15”), which provides additional clarity on the classification of specific events on the statement of cash flows including debt prepayment and extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from settlement of insurance claims, distributions received from equity method investees and beneficial interests in securitization transactions. The update is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted. The Company will adopt this ASU for its fiscal year beginning January 1, 2018. ASU 2016-15 requires retrospective application to all periods presented, unless retrospective application would be impracticable, in which case prospective application is permissible. The Company does not expect the adoption of ASU 2016-15 to have a material effect on its consolidated statements of cash flows.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows — Restricted Cash (“ASU 2016-18”), which requires the statement of cash flows to include restricted cash with its cash and cash equivalents balance and a reconciliation between all cash items on the balance sheet and the balance per the statement of cash flows. In addition, changes in restricted cash related to transfers between cash and cash equivalents and restricted cash will not be presented as cash flow activities in the statement of cash flows. ASU 2016-18 requires retrospective application and is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted. The Company will adopt this ASU for its fiscal year beginning January 1, 2018. The effect of the adoption of these updates will be to include restricted cash in the beginning and end of period balances of cash presented on the Company's consolidated statement of cash flows. The change in restricted cash is currently included in investing activities in the consolidated statements of cash flows.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”) related to the accounting for leases. This ASU introduces a lessee model that requires recording a right-of-use asset and lease obligation on the balance sheet for all leases, whether operating or financing. Expense recognition on the income statement remains similar to current lease accounting guidance. The ASU is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2018. The Company plans to adopt this ASU for its fiscal year beginning January 1, 2019. The adoption of this ASU will require the recognition of a right-of-use asset and a lease obligation for the Company’s leases (see Note 13 — Commitments and Contingencies). The Company is currently evaluating the impact this standard will have on its consolidated financial statements and is unable to quantify the impact at this time, however, the expectation is that it may have a material effect on the balance sheets as a result of recognizing the new right-of-use assets and lease obligations for existing operating leases.